TOUCHSTONE FUNDS GROUP TRUST
Touchstone Ultra Short Duration Fixed Income Fund (the “Fund”)
Supplement dated November 21, 2025, to the Fund’s Prospectus dated January 28, 2025, as may be amended or supplemented from time to time
Class A Sales Charge
The Board of Trustees of Touchstone Funds Group Trust approved a change to the breakpoints for sales charge to the Fund’s Class A shares.
Effective January 28, 2026, the table titled “Applicable to Ultra Short Duration Fixed Income Fund” located under the section titled “Choosing a Class of Shares” of the Fund’s Prospectus is deleted in its entirety and replaced with:
Applicable to Touchstone Ultra Short Duration Fixed Income Fund
Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $100,000	2.00%	2.04%	1.75%
$100,000 but less than $250,000	1.00%	1.01%	0.85%
$250,000 or more	0.00%	0.00%	None*
*
No Finder’s Fee is payable on purchases of the Ultra Short Duration Fixed Income Fund.

* * * * *
Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-TU42000-SUP-2511